                                                                    Exhibit 21.1

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     Company Name                                                     Jurisdiction/Country
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  1. ALC Communications Corporation                                   Delaware, USA
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  2. Ameritel Management, Inc.                                        Federal, Canada
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  3. Atlantic Crossing Holdings Ltd.                                  Bermuda
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  4. Atlantic Crossing Holdings U.K. Limited                          UK
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  5. Atlantic Crossing Ltd.                                           Bermuda
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  6. Atlantic Crossing II Ltd.                                        Bermuda
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  7. Budget Call Long Distance, Inc.                                  Delaware, USA
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  8. Business Telemanagement, Inc.                                    California, USA
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  9. Equal Access Networks, LLC                                       Delaware, USA
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 10. GC Dev. Co., Inc.                                                Delaware, USA
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 11. GC Holdco SPV Limited                                            Ireland
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 12. GC Holding SPV                                                   Ireland
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 13. GC Hungary Holdings Vagyonkezelo Korlatolt Felelossegu Tarsasag  Hungary
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 14. GC Landing Co. GmbH                                              Germany
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 15. GC Mart LLC                                                      Michigan, USA
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 16. GC Pacific Landing Corp.                                         Delaware, USA
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 17. GC Pan European Crossing Belgie B.V.B.A.                         Belgium
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 18. GC Pan European Crossing Danmark A.P.S.                          Denmark
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 19. GC Pan European Crossing Deutschland GmbH                        Germany
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 20. GC Pan European Crossing Espana S.L.                             Spain
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 21. GC Pan European Crossing France S.A.R.L.                         France
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 22. GC Pan European Crossing Holdings B.V.                           Netherlands
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 23. GC Pan European Crossing Italia S.R.L.                           Italy
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 24. GC Pan European Crossing Luxembourg I S.A.R.L.                   Luxembourg
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 25. GC Pan European Crossing Luxembourg II S.A.R.L.                  Luxembourg
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 26. GC Pan European Crossing Nederland B.V.                          Netherlands
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 27. GC Pan European Crossing Networks B.V.                           Netherlands
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 28. GC Pan European Crossing Norge AS                                Norway
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 29. GC Pan European Crossing Osterreich GmbH                         Austria
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 30. GC Pan European Crossing Slovakia S.R.O.                         Slovakia
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 31. GC Pan European Crossing Sverige A.B.                            Sweden
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 32. GC Pan European Crossing Switzerland GmbH                        Switzerland
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 33. GC Pan European Crossing UK Limited                              UK
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 34. GC SAC Argentina S.R.L.                                          Argentina
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 35. G.C. St. Croix Company, Inc.                                     USVI
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 36. GC Trading GmbH                                                  Austria
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 37. GC UK Holding Ltd.                                               UK
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 38. GCNAN Claims, LLC                                                Delaware, USA
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 39. GCNAN Claims, LLC                                                California, USA
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 40. GCTI Claims, LLC                                                 California, USA
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 41. GCTI Claims, LLC                                                 Delaware, USA
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 42. Geoconference Limited                                            UK
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 43. Global Crossing Advanced Card Services, Inc.                     Iowa, USA
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

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 44. Global Crossing Asia Holdings Ltd                                Bermuda
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 45. Global Crossing Bandwidth, Inc.                                  California, USA
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 46. Global Crossing Belgie B.V.B.A.                                  Belgium
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 47. Global Crossing (Bidco) Limited                                  UK
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 48. Global Crossing Billing, Inc.                                    Michigan, USA
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 49. Global Crossing Communications International Limited             UK
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 50. Global Crossing Conferencing-Canada, Ltd.                        Federal, Canada
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 51. Global Crossing Conferencing Limited                             UK
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 52. Global Crossing Corporacion S. de R.L. de C.V.                   Mexico
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 53. Global Crossing Cyprus Holdings Limited                          Cyprus
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 54. Global Crossing Danmark A.P.S.                                   Denmark
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 55. Global Crossing Deutschland GmbH                                 Germany
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 56. Global Crossing Development Co.                                  Delaware, USA
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 57. Global Crossing Employee Services, Inc.                          Delaware, USA
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 58. Global Crossing Europe Limited                                   UK
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 59. Global Crossing France SAS                                       France
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 60. Global Crossing Globalcenter Holdings, Inc.                      Delaware, USA
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 61. Global Crossing Government Markets USA, Inc.                     Delaware, USA
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 62. Global Crossing (Holdco) Limited                                 UK
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 63. Global Crossing Holdings Limited (formerly GC Holdings Limited)* Bermuda
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 64. Global Crossing Holdings Ltd.*                                   Bermuda
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 65. Global Crossing Holdings II Ltd.                                 Bermuda
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 66. Global Crossing Holdings USA LLC                                 Delaware, USA
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 67. Global Crossing Intellectual Property Ltd.                       Bermuda
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 68. Global Crossing Intermediate UK Holdings Limited                 UK
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 69. Global Crossing International, Ltd.                              Bermuda
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 70. Global Crossing Internet Dial-Up, Inc.                           Delaware, USA
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 71. Global Crossing Investments Ltd.                                 Bermuda
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 72. Global Crossing Ireland Limited                                  Ireland
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 73. Global Crossing Italia S.R.L.                                    Italy
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 74. Global Crossing IXnet EMEA Holdings Limited                      UK
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 75. Global Crossing Landing Mexicana S. de R.L.                      Mexico
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 76. Global Crossing Latin America & Caribbean Co.                    Delaware, USA
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 77. Global Crossing Limited (formerly GC Acquisition Ltd.)*          Bermuda
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 78. Global Crossing Local Services, Inc.                             Michigan, USA
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 79. Global Crossing Management Services, Inc.                        Delaware, USA
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 80. Global Crossing Mexicana S. de R.L. de C.V.                      Mexico
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 81. Global Crossing Nederland B.V.                                   Netherlands
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 82. Global Crossing Network Center Ltd.                              Bermuda
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 83. Global Crossing Network Center (UK) Ltd.                         UK
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 84. Global Crossing Norge AS                                         Norway
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 85. Global Crossing North America, Inc.                              New York, USA
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
                                       2

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 86. Global Crossing North American Holdings, Inc.                    Delaware, USA
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 87. Global Crossing North American Networks, Inc.                    Delaware, USA
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 88. Global Crossing Panama Inc.                                      Panama
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 89. Global Crossing Portfolio Holdings Ltd.                          Bermuda
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 90. Global Crossing Services Europe Limited                          Ireland
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 91. Global Crossing Services Ireland Limited                         Ireland
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 92. Global Crossing Servicios, S. de R.L. de C.V.                    Mexico
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 93. Global Crossing Sverige A.B.                                     Sweden
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 94. Global Crossing Switzerland GmbH                                 Switzerland
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 95. Global Crossing Telecommunications, Inc.                         Michigan, USA
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 96. Global Crossing Telecommunications-Canada, Ltd.                  Federal, Canada
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 97. Global Crossing Telemanagement VA, LLC                           Virginia, USA
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 98. Global Crossing Telemanagement, Inc.                             Wisconsin, USA
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 99. Global Crossing (UK) Internet Services Limited                   UK
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100. Global Crossing (UK) Telecommunications Limited                  UK
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101. Global Crossing (UK) Telecommunications Networks Limited         UK
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102. Global Crossing USA Inc.                                         Delaware, USA
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103. Global Crossing Venezuela B.V.                                   Netherlands
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104. Global Crossing Ventures, Inc.                                   Delaware, USA
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105. Global Crossing Worldwide Customer Help Desk Canada Ltd.         Federal, Canada
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106. Global Marine Cable Systems Pte Limited                          Singapore
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107. Global Marine Holdings Bermuda Ltd.                              Bermuda
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108. Global Marine Systems (Americas) Inc.                            USA
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109. Global Marine Systems (Bermuda) Limited                          Bermuda
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110. Global Marine Systems (Depots) Ltd.                              Federal, Canada
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111. Global Marine Systems (Federal) Inc.                             Delaware, USA
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112. Global Marine Systems (Guernsey) Limited                         Guernsey, C.I.
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113. Global Marine Systems (Investments) Ltd.                         UK
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114. Global Marine Systems (Japan) Ltd.                               Japan
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115. Global Marine Systems Ltd.                                       UK
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116. Global Marine Systems Pension Trustee Limited                    UK
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117. GMS Guernsey Pension Plans Limited                               Guernsey, C.I.
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118. GT Landing Corp.                                                 Delaware, USA
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119. GT Landing II Corp.                                              Delaware, USA
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120. GT Netherlands B.V.                                              Netherlands
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121. GT U.K. Ltd.                                                     UK
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122. International Exchange Networks GmbH                             Germany
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123. International Exchange Networks SAS                              France
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124. International Optical Network, L.L.C.                            Delaware, USA
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125. International Optical Networks Ltd.                              UK
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126. Ixnet, Inc.                                                      Delaware, USA
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127. Ixnet UK Limited                                                 UK
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
                                       3

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128. MAC Landing Corp.                                                Delaware, USA
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129. Metaclorin Investco II, Inc.                                     Delaware, USA
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130. Mid-Atlantic Crossing Holdings Ltd.                              Bermuda
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131. Mid-Atlantic Crossing Holdings UK Ltd.                           UK
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132. Mid-Atlantic Crossing Ltd.                                       Bermuda
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133. PAC Landing Corp.                                                Delaware, USA
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134. PAC Panama Ltd.                                                  Bermuda
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135. Pan American Crossing Holdings Ltd.                              Bermuda
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136. Pan American Crossing Ltd.                                       Bermuda
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137. Pan American Crossing U.K. Ltd.                                  UK
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138. Racal Telecommunications Inc.                                    USA
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139. SAC Brasil Holding Ltda.                                         Brazil
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140. SAC Brasil Ltda.                                                 Brazil
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141. SAC Chile S.A.                                                   Chile
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142. SAC Colombia Limitada                                            Colombia
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143. SAC Panama Landing Ltd.                                          Bermuda
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144. SAC Panama S.A.                                                  Panama
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145. SAC Peru S.R.L.                                                  Peru
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146. Saturn Global Network Services (UK) Ltd.                         UK
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147. South American Crossing (Backhaul) Ltd.                          Bermuda
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148. South American Crossing (Subsea) Ltd.                            Bermuda
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149. South American Crossing Holdings (Backhaul) Ltd.                 Bermuda
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150. South American Crossing Holdings (Subsea) Ltd.                   Bermuda
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151. South American Crossing Holdings Ltd.                            Bermuda
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152. South American Crossing Ltd.                                     Bermuda
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153. SubServ Limited                                                  UK
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154. SubServ Pro Limited                                              UK
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155. Subsidiary Telco, LLC                                            Delaware, USA
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156. US Crossing, Inc.                                                Delaware, USA
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157. Vibro Einspultechnik Duker- Und Wasserbau GmbH                   Germany
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

* Pursuant to Global Crossing's plan of reorganization, which is expected to be consummated shortly after the date of the filing of the annual report on 10-K to which this Exhibit 21 is attached, Global Crossing Limited (formerly GC Acquisition Ltd.) will become the new parent company of the Global Crossing group of companies. At that time, the current parent company of the Global Crossing group (i.e., Global Crossing Ltd.), together with its immediate subsidiary (i.e., Global Crossing Holdings Ltd.), will no longer be affiliated with the Global Crossing group.

                                        4